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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                February 7, 2002



                                 HEALTHAXIS INC.
               (Exact name of registrant as specified in charter)


       Pennsylvania                     0-13591                  23-2214195
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



         5215 N. O'Connor Blvd., 800 Central Tower, Irving, Texas 75039
                    (Address of principal executive offices)

                                 (972) 443-5000
              (Registrant's telephone number, including area code)



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Item 9. Regulation FD Disclosure.

         James W. McLane, President and Chief Executive Officer, and John M. Carradine, Chief Financial Officer, Principal Accounting Officer and Treasurer of Healthaxis Inc., will make a presentation to financial analysts and investors at the UBS Warburg Global Healthcare Services Conference held in New York City on February 7, 2002. The text of the slides being used in this presentation is attached to this Form 8-K as Exhibit 99.1.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2002


                                 HEALTHAXIS INC.


                                 By: /s/ JOHN M. CARRADINE
                                     -----------------------------------
                                     John M. Carradine, Chief Financial Officer,
                                     Principal Accounting Officer and Treasurer



                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Description
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    99.1                   Text of Slides, dated February 7, 2002.